     As filed with the Securities and Exchange Commission on March 21, 2000
                              Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        CYPRESS SEMICONDUCTOR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                  94-2885898
  (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)
                             3901 NORTH FIRST STREET
                               SAN JOSE, CA 95118
                                 (408) 943-2600

          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                   GALVANTECH, INC. 1995 EQUITY INCENTIVE PLAN
                               (FULL NAME OF PLAN)

                                  T.J. RODGERS
                                    PRESIDENT
                        CYPRESS SEMICONDUCTOR CORPORATION
                             3901 NORTH FIRST STREET
                               SAN JOSE, CA 95134
                                 (408) 943-2600

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   Copies to:
                               LARRY SONSINI, ESQ.
                               PETER BERGMAN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300


                                       CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                            PROPOSED           PROPOSED
                                                             MAXIMUM           MAXIMUM
       TITLE OF EACH CLASS               AMOUNT             OFFERING          AGGREGATE         AMOUNT OF
        OF SECURITIES TO                  TO BE               PRICE            OFFERING       REGISTRATION
          BE REGISTERED                REGISTERED         PER SHARE(1)         PRICE(1)            FEE
-------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value
(shares reserved for future
grant) (1).....................         103,582              $44.00          $4,557,600.13       $1,203.21
=============================================================================================================

(1) Estimated in accordance with Rule 457 (h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. The computation is based upon the average of the high and low price as reported on the Nasdaq National Market on March 16, 2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

(a) The Registrant's Annual Report on Form 10-K for the fiscal year ended January 2, 2000, filed pursuant to Section 13 of the Securities Exchange Act of 1934;


(b) The Registrant's Current Report on Form 8-K filed on March 9, 2000; and

(c) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A dated August 30, 1998 filed pursuant to
    Section 12(b) of the Exchange Act, including any amendment or report filed for the purpose of updating any such description.

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Article 11 of the Registrant's Certificate of Incorporation provides that, to the fullest extent permitted by Delaware General Corporation Law, as the same now exists or may hereafter be amended, a director shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        Article VI of the Registrant's Bylaws provides that the Registrant (i) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, and (ii) may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was an employee or agent of the Registrant, or is or was serving at the request of the Registrant as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Bylaws provide that the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

        Article VI of the Registrant's Bylaws also provides that the Registrant
(i) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director of officer of another corporation, partnership, joint venture, trust or other enterprise, and (ii) may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was an employee or agent of the Registrant, or is or was serving at the request of the Registrant as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

        The Bylaws also provide that, to the extent that a director or officer of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith and to the extent that an employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he may be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

        The Registrant's Bylaws also permit the Registrant to secure insurance on behalf of any officer, director, employee or agent of the Registrant for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws would permit indemnification. The Registrant currently maintains liability insurance for its officers and directors.

        The Registrant has entered into agreements to indemnify its directors and officers, in addition to the indemnification provided for in the Registrant's Certificate of Incorporation and Bylaws. These agreements, among other things, indemnify the Registrant's directors and officers for certain expenses (including attorney's fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Registrant, arising out of such person's services as a director or officer of the Registrant, any subsidiary of the Registrant or any other company or enterprise to which the person provides services at the request of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMS.

        Not applicable.

ITEM 8. EXHIBITS

       EXHIBIT NUMBER                       DESCRIPTION
       --------------                       -----------
             4.1        Galvantech, Inc. 1995 Equity Incentive Plan.
             5.1        Opinion of counsel as to legality of Securities being registered.
            23.1        Consent of PricewaterhouseCoopers LLP, Independent Auditors.
            23.2        Consent of Counsel (contained in Exhibit 5.1).
            24.1        Power of Attorney (see page II-5).


ITEM 9. UNDERTAKINGS.

        (a) The undersigned registrant hereby undertakes:

               1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the Delaware General Corporations Law, the Certificate of Incorporation of the Registrant, the Bylaws of the Registrant, Indemnification Agreements entered into between the Registrant and its officers and directors, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 21, 2000.

                                       CYPRESS SEMICONDUCTOR CORPORATION



                                       By: /s/ T. J. RODGERS
                                          --------------------------------------
                                           T. J. Rodgers
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


                                POWER OF ATTORNEY

        KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T. J. Rodgers and Emmanuel Hernandez and each of them acting individually, their attorneys-in-fact and agents, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Date:  March 21, 2000                  /s/ T. J. RODGERS
                                       -----------------------------------------
                                       T. J. Rodgers, President,
                                       Chief Executive Officer and Director
                                       (Principal Executive Officer)



Date:  March 21, 2000                  /s/ EMMANUEL HERNANDEZ
                                       -----------------------------------------
                                       Emmanuel Hernandez, Chief Financial
                                       Officer, Vice President, Finance and
                                       Administration and Secretary
                                       (Principal Financial & Accounting
                                       Officer)



Date:  March 21, 2000                  /s/ ALAN F. SHUGART
                                       -----------------------------------------
                                       Alan F. Shugart, Director



Date:  March 21, 2000                  /s/ JOHN C. LEWIS
                                       -----------------------------------------
                                       John C. Lewis, Director

Date:  March 21, 2000                  /s/ FRED B. BIALEK
                                       -----------------------------------------
                                       Fred B. Bialek, Director



Date:  March 21, 2000                  /s/ ERIC A. BENHAMOU
                                       -----------------------------------------
                                       Eric A. Benhamou, Director

INDEX TO EXHIBITS



       EXHIBIT NUMBER                   DESCRIPTION
       --------------                   -----------
             4.1        Galvantech, Inc. 1995 Equity Incentive Plan.
             5.1        Opinion of counsel as to legality of Securities being registered.
            23.1        Consent of PricewaterhouseCoopers LLP, Independent Auditors.
            23.2        Consent of Counsel (contained in Exhibit 5.1).
            24.1        Power of Attorney (see page II-5).